INCOME TAXES (Details 3) - USD ($) $ in Thousands	Jun. 30, 2016	Jun. 30, 2015
Deferred tax assets
Mineral interest	$ 6,555	$ 4,963
Net operating losses available for future periods	3,951	3,312
Other	144	206
Total deferred tax assets	10,650	8,481
Valuation allowance	(10,650)	(8,481)
Net deferred tax assets